Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13G with respect to the common stock of ACA Capital Holdings, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

Dated: February 14, 2007

BSMB/ACA LLC

By: Bear Stearns Merchant Manager II, LLC
Its: Manager

By: JDH Management LLC
Its: Manager

/s/ John D. Howard
Name: John D. Howard
Title: Sole Member

/s/ John D. Howard
John D. Howard

SF HOLDING CORP.

By:	/s/ Warren A. Stephens
Name: Warren A. Stephens
Title: Co-Chairman

/s/ Warren A. Stephens
WARREN A. STEPHENS

/s/W.R. Stephens, Jr.
W.R. STEPHENS, JR.

CHESTNUT HILL ACA, LLC

By:	/s/ Demos Kouvaris
Name: Demos Kouvaris
Title: Vice President

INSURANCE PARTNERS, L.P.

By: Insurance GenPar, L.P., its general partner,
By: Insurance GenPar MGP, L.P., its general partner,
By: Insurance GenPar MGP, Inc., its general partner,

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR MGP, L.P.

By: Insurance GenPar MGP, Inc. , its general partner,

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR MGP, INC.

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR, L.P.

By: Insurance GenPar MGP, L.P. , its general partner,
By: Insurance GenPar MGP, Inc. , its general partner,

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE PARTNERS OFFSHORE
(BERMUDA), L.P.

by: Insurance GenPar (Bermuda), L.P., its general partner
by: Insurance GenPar (Bermuda) MGP, L.P. , its general partner by: Insurance GenPar (Bermuda) MGP, Ltd. , its general partner

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR (BERMUDA), L.P.

by: Insurance GenPar (Bermuda) MGP, L.P. , its general partner by: Insurance GenPar (Bermuda) MGP, Ltd. , its general partner

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR (BERMUDA), MGP, L.P.

by: Insurance GenPar (Bermuda) MGP, Ltd. , its general partner

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

INSURANCE GENPAR (BERMUDA), MGP, Ltd.

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

IP/MCLP, L.L.C.

By: Insurance Partners, L.P., its managing member,
By: Insurance GenPar, L.P., its general partner,
By: Insurance GenPar MGP, L.P., its general partner,
By: Insurance GenPar MGP, Inc., its general partner,

By:	/s/ Bradley Cooper
Name: Bradley Cooper
Title: Senior Vice President

LIFE INVESTORS INSURANCE
COMPANY OF AMERICA

By:	/s/ Michael S. Smith
Name: Michael S. Smith
Title: Vice President

TRANSAMERICA LIFE INSURANCE
COMPANY

By:	/s/ Michael S. Smith
Name: Michael S. Smith
Title: Vice President

FW ACA INVESTORS, L.P.

By: Group III 31, L.L.C., its general partner

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy
Title: Vice President

GROUP III 31, L.L.C.

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy
Title: Vice President

J. TAYLOR CRANDALL

By:	/s/ Kevin G. Levy
Name: Kevin G. Levy
Title: Attorney-in-Fact(2)

/s/ Maryann Aurelio
MARYANN AURELIO

/s/ Maureen Brown
MAUREEN BROWN

/s/Keith Foley
KEITH FOLEY

(2)             A Power of Attorney authorizing Kevin G. Levy to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

/s/ Edward Gilpin
EDWARD GILPIN

/s/ Arthur Isack
ARTHUR ISACK

/s/Tyler Nelson
TYLER NELSON

/s/ Alan Roseman
ALAN ROSEMAN

/s/ Robert Smith
ROBERT SMITH

/s/ William Tomljanovic
WILLIAM TOMLJANOVIC

/s/ Laura Schwartz
LAURA SCHWARTZ

/s/ James Rothman
JAMES ROTHMAN

/s/ Joe Pimbley
JOE PIMBLEY

/s/ Ruben Selles
RUBEN SELLES

/s/ Brad Larson
BRAD LARSON

/s/ Lisa Mumford
LISA MUMFORD

/s/ Nora Dahlman
NORA DAHLMAN

/s/ Doug Jacobs
DOUG JACOBS

/s/ Adam Willkomm
ADAM WILLKOMM

/s/ Bill Lacy
BILL LACY

/s/ Vincent Ingato
VINCENT INGATO